Gabelli Pet Parents’TM Fund

A series of Gabelli Innovations Trust

SUMMARY PROSPECTUS January 28, 2022

Ticker: PETZX

Listing Exchange: The NASDAQ Stock Market LLC

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2022, are incorporated by reference into this Summary Prospectus.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Funds.

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

Shareholder Fees
(fees paid directly from your investment):	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses	3.04%
Total Annual Fund Operating Expenses	4.04%

Less Fee Waiver and/or Expense Reimbursement(1)	(3.14)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%

(1)

Gabelli Funds, LLC, the Adviser, has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through January 31, 2023 and may be terminated only by the Board of Trustees of the Fund before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the Expense Cap through the first year after the commencement of investment operations). Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$941	$1,807	$4,044

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred shares of publicly traded domestic and foreign companies of all capitalization ranges in the pet industry. The pet industry includes companies that offer services and products for pets and pet owners (“Pet Parents”). Such companies will generally derive at least 50% of their revenues or profits from, or will devote at least 50% of their assets to the following sectors: manufacturers and distributors of pet food, pet supplies, veterinary pharmaceuticals, veterinary wellness, veterinary and other pet services, pet equipment, pet toys, and products and services that support Pet Parents regarding their pet activities (hereinafter the “Pet Industry”).

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

The Fund is intended for investors seeking capital appreciation. It is not intended for those who wish to play short term swings in the stock market.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek capital appreciation
•	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the Fund involves the following risks:

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Fund’s performance, as well as the performance and viability of issuers in which it invests.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Industry Concentration Risk.    The Fund invests at least 25% of its assets in companies in the Pet Industry, which includes manufacturers and distributors of pet food, pet supplies, veterinary pharmaceuticals, veterinary wellness, veterinary and other pet services, pet equipment, pet toys, pet product and services that support Pet Parents regarding their pet activities. As a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to pet- or industry-related developments.

•

Large-Capitalization Company Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

New Fund Risk.    The Fund is new with a limited operating history and may have higher expenses. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

•

Non-Diversification Risk.    As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

•

Mid-Capitalization Company Risk.    Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

•

Small-Capitalization Company Risk.    Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•

Value Investing Risk.    The Fund invests in “value” stocks. Value investing refers to buying securities that the portfolio manager believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. From time to time, “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

Performance

An exchange traded managed fund (the “Predecessor Fund”) managed by the Adviser was reorganized into the Fund as of the date the Fund commenced operations (April 1, 2019). The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

The Fund’s performance for periods prior to the commencement of operations on April 1, 2019 is that of the Predecessor Fund.

The bar chart and table that follow provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years, if applicable, compared with those of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

PET PARENTS’ FUND

(Total returns for the Year Ended December 31)

During the calendar year shown in the bar chart, the highest return for a quarter was 24.83% (quarter ended June 30, 2020) and the lowest return for a quarter was (12.62)% (quarter ended December 31, 2018).

Average Annual Returns (for the period ended December 31, 2021 with the maximum sales charges, if applicable)	Past One Year	Since Inception (June 19, 2018)
Pet Parents’ Fund
Return Before Taxes	11.57%	16.67%
Return After Taxes on Distributions	9.00%	15.86%
Return After Taxes on Distributions and Sale of Fund Shares	7.94%	13.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.80%

After returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser.    Gabelli Funds, LLC

The Portfolio Manager.    Daniel M. Miller, a Managing Director of GBL and Executive Vice President of Marketing for the mutual funds business, has served as portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). G.distributors, LLC, the Fund’s distributor (“G.distributors” or “Distributor”), reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investment in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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2994 2022